UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2017

Central Index Key Number of the issuing entity: 0001705163
Morgan Stanley Capital I Trust 2017-H1
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000312070
Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053
Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001682532
Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541001
Citigroup Global Markets Realty Corp.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-10	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of August 28, 2017, with respect to Morgan Stanley Capital I Trust 2017-H1. The purpose of this amendment is to include additional disclosure regarding the master servicer under the WFCM 2017-C39 pooling and servicing agreement filed as an exhibit to the Form 8-K.

On June 8, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-H1 (the “Certificates”), was issued by Morgan Stanley Capital I Trust 2017-H1, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Crowne Plaza JFK” on Exhibit B to the Pooling and Servicing Agreement (the “Crowne Plaza JFK Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Crowne Plaza JFK Whole Loan”) that includes the Crowne Plaza JFK Mortgage Loan and one pari passu promissory note (the “Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Crowne Plaza JFK Whole Loan will be serviced and administered (i) until the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to the Crowne Plaza JFK Whole Loan was securitized on August 22, 2017 in connection with the issuance of a series of mortgage pass-through certificates entitled WFCM 2017-C39, Commercial Mortgage Pass-Through Certificates, Series 2017-C39. Consequently, the Crowne Plaza JFK Mortgage Loan is being serviced and administered under the pooling and servicing agreement

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entered into in connection with such securitization, dated as of August 1, 2017 (the “WFCM 2017-C39 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), LNR Partners, LLC, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. The WFCM 2017-C39 PSA is attached hereto as Exhibit 4.7.

The servicing terms of the WFCM 2017-C39 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated May 25, 2017 (the “Prospectus”), and the following:

•      The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Crowne Plaza JFK Mortgage Loan that is to be calculated at 0.0025% per annum.

•     Upon the Crowne Plaza JFK Mortgage Loan becoming a specially serviced loan under the WFCM 2017-C39 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500.

•  The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000, but is not subject to a cap.

•       The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation. The liquidation fee is subject to a minimum fee of $25,000, but is not subject to a cap.

•       The Non-Serviced Special Servicer will be required to take actions with respect to the Crowne Plaza JFK Mortgage Loan, if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be substantially similar to the actions described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the Prospectus, but will be subject to certain differences, including that the Non-Serviced Special Servicer may accept the first cash offer that constitutes a fair price in connection with the sale of a defaulted loan, and approval of a sale to a party to the WFCM 2017-C39 PSA, a borrower party or certain other conflicted parties will require that such party’s offer is the highest offer and that at least two offers (rather than one) are received from independent third parties.

Wells Fargo Bank, National Association (“Wells Fargo”) is the Non-Serviced Master Servicer with respect to (i) the Market Street – The Woodlands Whole Loan under the pooling and servicing agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the BANK 2017-BNK5, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5 were

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issued, (ii) the 123 William Street Whole Loan under the WFCM 2017-RB1 PSA, (iii) the Hyatt Regency Austin Whole Loan under the MSBAM 2017-C33 PSA, (iv) the Selig Portfolio Whole Loan under the GSMS 2014-GC22 PSA, (v) the Crowne Plaza JFK Whole Loan under the WFCM 2017-C39 PSA, and (vi) the Atlanta and Anchorage Hotel Portfolio under the CFCRE 2017-C8 PSA. Wells Fargo is a national banking association organized under the laws of the United States of America, and is a wholly-owned direct and indirect subsidiary of Wells Fargo & Company. On December 31, 2008, Wells Fargo & Company acquired Wachovia Corporation, the owner of Wachovia Bank, National Association (“Wachovia”), and Wachovia Corporation merged with and into Wells Fargo & Company. On March 20, 2010, Wachovia merged with and into Wells Fargo. Like Wells Fargo, Wachovia acted as master servicer of securitized commercial and multifamily mortgage loans and, following the merger of the holding companies, Wells Fargo and Wachovia integrated their two servicing platforms under a senior management team that is a combination of both legacy Wells Fargo managers and legacy Wachovia managers.

The principal west coast commercial mortgage master servicing offices of Wells Fargo are located at MAC A0227-020, 1901 Harrison Street, Oakland, California 94612. The principal east coast commercial mortgage master servicing offices of Wells Fargo are located at MAC D1050-084, Three Wells Fargo, 401 South Tryon Street, 8th Floor, Charlotte, North Carolina 28202.

Wells Fargo has been master servicing securitized commercial and multifamily mortgage loans in excess of ten years. Wells Fargo’s primary servicing system runs on McCracken Financial Solutions software, Strategy CS. Wells Fargo reports to trustees and certificate administrators in the CREFC format. The following table sets forth information about Wells Fargo’s portfolio of master or primary serviced commercial and multifamily mortgage loans (including loans in securitization transactions and loans owned by other investors) as of the dates indicated:

Commercial and Multifamily Mortgage Loans	As of 12/31/2014	As of 12/31/2015	As of 12/31/2016	As of 6/30/2017
By Approximate Number:	33,605	32,716	31,128	29,623
By Approximate Aggregate Unpaid Principal Balance (in billions):	$475.39	$503.34	$506.83	$505.11

Within this portfolio, as of June 30, 2017, are approximately 20,426 commercial and multifamily mortgage loans with an unpaid principal balance of approximately $380.9 billion related to commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities. In addition to servicing loans related to commercial mortgage-backed securities and commercial real estate collateralized debt obligation securities, Wells Fargo also services whole loans for itself and a variety of investors. The properties securing loans in Wells Fargo’s servicing portfolio, as of June 30, 2017, were located in all 50 states, the District of Columbia, Guam, Mexico, the Bahamas, the Virgin Islands and Puerto Rico and include retail, office, multifamily, industrial, hotel and other types of income-producing properties. Also included in the above portfolio are commercial mortgage loans that Wells Fargo services in Europe through its London Branch. Wells Fargo has been servicing commercial mortgage loans in Europe through its London Branch for more than ten years. Through affiliated entities formerly known as Wachovia Bank, N.A., London Branch and Wachovia Bank International, and as a result of its acquisition of commercial mortgage servicing rights from Hypothekenbank Frankfurt AG, formerly Eurohypo AG, in 2013, it has serviced loans secured by properties in Germany, Ireland, the Netherlands, and the UK. As of June 30, 2017, its European third party servicing portfolio, which is included in the above table, is approximately $1.5 billion.

In its master servicing and primary servicing activities, Wells Fargo utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows Wells Fargo to process mortgage servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating

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statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

The following table sets forth information regarding principal and interest advances and servicing advances made by Wells Fargo, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations. The information set forth is the average amount of such advances outstanding over the periods indicated (expressed as a dollar amount and as a percentage of Wells Fargo’s portfolio, as of the end of each such period, of master serviced commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations).

Period	Approximate Securitized Master-Serviced Portfolio (UPB)*	Approximate Outstanding Advances (P&I and PPA)*	Approximate Outstanding Advances as % of UPB
Calendar Year 2014	$377,947,659,331	$1,750,352,607	0.46%
Calendar Year 2015	$401,673,056,650	$1,600,995,208	0.40%
Calendar Year 2016	$385,516,905,565	$838,259,754	0.22%
YTD Q2 2017	$372,321,846,653	$694,505,361	0.19%

* “UPB” means unpaid principal balance, “P&I” means principal and interest advances and “PPA” means property protection advances.

Wells Fargo is rated by Fitch, S&P and Morningstar as a primary servicer, a master servicer and a special servicer of commercial mortgage loans. Wells Fargo’s servicer ratings by each of these agencies are outlined below:

US Servicer Ratings	Fitch	S&P	Morningstar
Primary Servicer:	CPS1-	Strong	MOR CS1
Master Servicer:	CMS1-	Strong	MOR CS1
Special Servicer:	CSS2	Above Average	MOR CS2
UK Servicer Ratings	Fitch	S&P
Primary Servicer:	CPS2	Average
Special Servicer:	CSS3	Average

The long-term issuer ratings of Wells Fargo are rated “AA-” by S&P, “Aa2” by Moody’s and “AA” by Fitch. The short-term issuer ratings of Wells Fargo are rated “A-1+” by S&P, “P-1” by Moody’s and “F1+” by Fitch.

Wells Fargo has developed policies, procedures and controls relating to its servicing functions to maintain compliance with applicable servicing agreements and servicing standards, including procedures for handling delinquent loans during the period prior to the occurrence of a special servicing transfer event. Wells Fargo’s master servicing policies and procedures are updated periodically to keep pace with the changes in the commercial mortgage-backed securities industry and have been generally consistent for the last three years in all material respects. The only significant changes in Wells Fargo’s policies and procedures have come in response to changes in federal or state law or investor requirements, such as updates issued by the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

Wells Fargo may perform any of its obligations under any Non-Serviced PSA through one or more third-party vendors, affiliates or subsidiaries. Notwithstanding the foregoing, Wells Fargo will remain responsible for its duties thereunder. Wells Fargo may engage third-party vendors to provide technology or process efficiencies. Wells Fargo monitors its third-party vendors in compliance with its internal procedures and applicable law. Wells Fargo has entered into contracts with third-party vendors for the following functions:

•        provision of Strategy and Strategy CS software;

•        tracking and reporting of flood zone changes;

•        abstracting of leasing consent requirements contained in loan documents;

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•        legal representation;

•        assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation of loan assumption package for review by Wells Fargo;

•        performance of property inspections;

•        performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes;

•        Uniform Commercial Code searches and filings; and

•        insurance tracking and compliance.

Wells Fargo may also enter into agreements with certain firms to act as a primary servicer and to provide cashiering or non-cashiering sub-servicing on the related Non-Serviced Mortgage Loans and Non-Serviced Companion Loans. Wells Fargo monitors and reviews the performance of sub-servicers appointed by it. Generally, all amounts received by Wells Fargo on the related Non-Serviced Mortgage Loans and Non-Serviced Companion Loans will initially be deposited into a common clearing account with collections on other mortgage loans serviced by Wells Fargo and will then be allocated and transferred to the appropriate account as described in this prospectus. On the day any amount is to be disbursed by Wells Fargo, that amount is transferred to a common disbursement account prior to disbursement.

Wells Fargo (in its capacity as Non-Serviced Master Servicer) will not have primary responsibility for custody services of original documents evidencing the related Non-Serviced Mortgage Loans or Non-Serviced Companion Loans. On occasion, Wells Fargo may have custody of certain of such documents as are necessary for enforcement actions involving the Non-Serviced Mortgage Loans, Non-Serviced Companion Loans or otherwise. To the extent Wells Fargo performs custodial functions as a servicer, documents will be maintained in a manner consistent with the servicing standard under the related Non-Serviced PSA.

A Wells Fargo proprietary website (www.wellsfargo.com/com/comintro) provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo is master servicer, and also provides borrowers with access to current and historical loan and property information for these transactions.

Wells Fargo & Company files reports with the Commission as required under the Exchange Act. Such reports include information regarding Wells Fargo and may be obtained at the website maintained by the Commission at www.sec.gov.

There are no legal proceedings pending against Wells Fargo, or to which any property of Wells Fargo is subject, that are material to the Certificateholders, nor does Wells Fargo have actual knowledge of any proceedings of this type contemplated by governmental authorities.

Wells Fargo has entered into one or more agreements with the related mortgage loan sellers to purchase the master servicing and/or primary servicing rights to each of the Whole Loans for which it is acting as Non-Serviced Master Servicer.

Neither Wells Fargo nor any of its affiliates will retain any Certificates issued by the Trust or any other economic interest in this securitization other than as set forth above. However, Wells Fargo or its affiliates may, from time to time after the initial sale of the Certificates to investors on the Closing Date, acquire additional Certificates pursuant to secondary market transactions. Any such party will have the right to dispose of any such Certificates, whether acquired on or after the Closing Date, at any time.

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
4.7	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.7 to the Form 8-K and incorporated by reference herein.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Date: September 19, 2017

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EXHIBIT INDEX

Exhibit Number	Description
4.7	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.7 to the Form 8-K and incorporated by reference herein.)